Acquisition Of Canadian Oil Sands Limited	12 Months Ended
Dec. 31, 2017
COS
Disclosure of detailed information about business combination [line items]
ROSEBANK ACQUISITION

7. ACQUISITION OF CANADIAN OIL SANDS LIMITED (COS)

On February 5, 2016, Suncor obtained control of Canadian Oil Sands Limited (COS) by acquiring 73% of COS' outstanding common shares in exchange for 0.28 of a Suncor share per COS share tendered. The acquisition resulted in the issuance of 98.9 million Suncor common shares, which had a fair value of $31.88 per share based on the closing price on the Toronto Stock Exchange (TSX) on the acquisition date.

COS owned a 36.74% interest in the Syncrude joint arrangement. Suncor acquired COS to benefit from operating synergies and economies of scale expected from combining the two companies' ownership interests in Syncrude.

Purchase Price Consideration

Number of COS common shares tendered (millions)	353.3

Multiplied by share exchange ratio	0.28

Number of Suncor common shares issued (millions)	98.9

Share price on acquisition date	$ 31.88

Fair value of consideration ($ millions)	3 154

On February 22, 2016, and March 21, 2016, Suncor acquired the remaining outstanding 131.3 million COS shares on the same terms as the initial acquisition, resulting in the issuance of an additional 36.7 million Suncor common shares which resulted in a total acquisition price of $4.452 billion. The estimated fair values of the net assets acquired were not adjusted to reflect the changes in Suncor's share price on the subsequent transaction dates.

Purchase Price Allocation

The acquisition has been accounted for as a business combination using the acquisition method whereby the net assets acquired and the liabilities assumed are recorded at fair value, except for the employee future benefit liability which is measured as the present value of the net obligation. The purchase price allocation was based on management's best estimates of fair values of COS' assets and liabilities as at February 5, 2016.

($ millions)

Cash	109

Accounts receivable	231

Inventory	135

Other assets	105

Property, plant and equipment	9 476

Exploration and evaluation	602

Total assets acquired	10 658

Accounts payable and other liabilities	(375)

Long-term debt	(2 639)

Employee future benefits	(323)

Decommissioning provision	(1 169)

Deferred income taxes	(1 826)

Total liabilities assumed	(6 332)

Net assets of COS	4 326

Non-controlling interest	(1 172)

Net assets acquired	3 154

The fair values of cash, accounts receivable and other current assets, and accounts payable and other liabilities approximate their carrying values due to the short-term maturity of the instruments. The fair values of crude inventory and long-term debt were determined using quoted prices and rates from available pricing sources. The fair value of materials and supplies inventory approximates book value due to short-term turnover rates. The fair values of property, plant and equipment, and the decommissioning provision were determined using an expected future cash flow approach. Key assumptions used in the calculations were discount rates, future commodity prices and costs, timing of development activities, projections of oil reserves, and cost estimates to abandon and reclaim the mine and facilities.

The following table summarizes the fair value of COS debt acquired by Suncor.

($ millions)	February 5, 2016

Fixed-term debt, redeemable at the option of the company

7.75% Notes, due 2019 (US$500)	755

7.90% Notes, due 2021 (US$250)	389

4.50% Notes, due 2022 (US$400)	515

8.20% Notes, due 2027 (US$74)	114

6.00% Notes, due 2042 (US$300)	316

Total Notes	2 089

Credit facility	550

Total long-term debt	2 639

During the second quarter of 2016, the company purchased US$688 million of subsidiary debt acquired through the acquisition of COS. In 2016, the company also repaid the $550 million credit facility acquired in the COS transaction, as well as an additional $50 million which was drawn on the facility subsequent to February 5, 2016.

The non-controlling interest (NCI) was initially measured at the NCI's proportionate share of the net identifiable assets acquired. The subsequent transactions on February 22, 2016, and March 21, 2016, were accounted for as equity transactions with shareholders and eliminated the NCI balance. Suncor recognized the difference between the fair value of the common shares issued and the NCI recorded at February 5, 2016 directly in equity. During the period from February 5, 2016 to March 21, 2016, when Suncor did not own 100% of the equity, net earnings of $11 million were earned that were attributable to the NCI owners.

As part of the acquisition, the company also assumed various pipeline and storage commitments of $3.0 billion undiscounted. The contract terms of these commitments range between one and 24 years, with payments that commenced in the first quarter of 2016.

Acquisition costs of $29 million have been charged to Operating, Selling and General expense in the consolidated statements of comprehensive income (loss) for the year ended December 31, 2016.

The acquisition of COS contributed $1.9 billion to gross revenues and $69 million to consolidated net loss from the acquisition date to December 31, 2016.

Had the acquisition occurred on January 1, 2016, COS would have contributed $2.1 billion to gross revenues and $105 million to consolidated net loss, which would have resulted in gross revenues of $27 billion and consolidated net income of $408 million for the year ended December 31, 2016.